Exhibit 99.2

Filed by PennyMac Financial Services, Inc. (File No. 001-35916)

pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act

Subject Company: New PennyMac Financial Services, Inc.

CIK: 0001745916

Second Quarter 2018 Earnings Report

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include statements regarding the Company’s proposed corporate reorganization, the expected benefits of such reorganization and the related impact on existing stakeholders, estimates regarding future market capitalization and the anticipated financial impact of the corporate reorganization. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT and the Investment Funds if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents. Our exposure to risks of loss resulting from adverse weather conditions and man-made or natural disasters; and or organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. Non-solicitation In connection with a proposed reorganization of the Company, the Company’s wholly-owned subsidiary, New PennyMac Financial Services, Inc., will be filing a registration statement on Form S-4 with the SEC, but this registration statement has not yet become effective. The securities registered under this registration statement may not be sold nor may offers to buy these securities be accepted before the time the registration statement becomes effective. This presentation shall not constitute an offer to sell or a solicitation of an offer to buy these securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. Additional Information and Where to Find It In connection with the proposed reorganization, New PennyMac Financial Services, Inc. (CIK# 0001745916) will be filing a registration statement on Form S-4 (the “New PennyMac Registration Statement”) that includes a proxy statement of the Company that also constitutes a prospectus of New PennyMac Financial Services, Inc. (which New PennyMac Registration Statement has not yet been declared effective). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE COMPANY, NEW PENNYMAC FINANCIAL SERVICES, INC. AND THE REORGANIZATION. A definitive proxy statement will be sent to stockholders of the Company seeking approval of the reorganization after the New PennyMac Registration Statement is declared effective. The proxy statement/prospectus and other documents relating to the reorganization can be obtained free of charge from the SEC website at www.sec.gov. Participation in Solicitation This communication is not a solicitation of a proxy from any investor or stockholder. However, the Company, New PennyMac and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Reorganization under the rules of the SEC. Information regarding the Company’s directors and executive officers may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on April 17, 2018 and in the proxy statement/prospectus included in the Form S-4. Information regarding New PennyMac’s directors and executive officers may be found in the proxy statement/prospectus included in the Form S-4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov.

Second Quarter Highlights 3 Pretax income was $74.7 million; diluted earnings per share were $0.70 Second quarter results reflect continued strong servicing segment results and a quarterly increase in earnings contribution from the production segment driven by higher volume Repurchased approximately 236,000 shares of PFSI’s Class A common stock at a cost of $4.8 million and a weighted average price of $20.41 per share Book value per share increased to $21.19 from $20.74 at March 31, 2018 and from $16.40 at June 30, 2017 Production segment pretax income was $19.0 million, up 11% from 1Q18 and down 71% from 2Q17 Total acquisition and origination volume was $15.9 billion in unpaid principal balance (UPB), up 11% from 1Q18 and down 9% from 2Q17 Total correspondent government and direct lending locks were $11.9 billion in UPB, up 9% from 1Q18 and down 12% from 2Q17 Servicing segment pretax income was $54.6 million, down from $54.9 million in 1Q18 and up from a loss of $11.2 million from 2Q17 Servicing portfolio grew to $263.5 billion in UPB, up 3% from March 31, 2018 and 15% from June 30, 2017 Pretax income excluding valuation-related items was $35.8 million, down 1% from 1Q18 and up 134% from 2Q17 Valuation-related items included a $42.3 million increase in mortgage servicing rights (MSR) fair values, partially offset by a $24.3 million decrease from hedging activities and a $1.0 million decrease due to the change in the fair value of the excess servicing spread (ESS) liability

Second Quarter Highlights (continued) 4 Investment Management segment pretax income was $1.1 million, up from $1.0 million in 1Q18 and down from $2.5 million in 2Q17 Net assets under management (AUM) were $1.5 billion, essentially unchanged from March 31, 2018 and down 3% from June 30, 2017 Notable activity after quarter-end: We completed or entered into agreements to acquire bulk Ginnie Mae MSR portfolios with UPB totaling approximately $13.9 billion Completed acquisitions from three sellers totaling $6.5 billion in UPB Also entered into agreements for acquisitions from another three sellers totaling $7.4 billion in UPB that are expected to close in 3Q18(1) Declared on August 2, 2018 a special, one-time cash dividend of $0.40 per share of PFSI Class A common stock to be paid on August 30, 2018 to stockholders of record on August 13, 2018 Represents cash that resulted from previous tax-related distributions from Private National Mortgage Acceptance Company, LLC (PNMAC) in excess of PFSI’s tax obligations The Company anticipates that the distribution will be reported as a return of capital for tax purposes, based on the Company’s current expectations regarding its projected taxable earnings and profits for FY 2018(2) Today, we are also filing a registration statement for a corporate reorganization that, if completed, would simplify the Company’s corporate structure and convert all equity ownership in PFSI and PNMAC into a single class of publicly traded common stock(3) (1) These transactions are subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transactions or that the transactions will be completed at all. (2) Holders of Class A common stock who are entitled to receive the dividend should consult with their individual tax advisors regarding the tax treatment of the dividend. (3) Please refer to the Registration Statement on Form S-4 to be filed by New PennyMac Financial Services, Inc. (CIK# 0001745916) on August 2, 2018.

5 Average 30-year fixed rate mortgage(1) 4.55% 30-year fixed mortgage rates averaged 4.54% in 2Q18, up 26 basis points from the prior quarter The mortgage market is transitioning and remains competitive, with lenders managing capacity and production margin requirements Increase in bulk MSR portfolios offered for sale by lenders seeking to monetize / raise capital Recent home sales below expectations(2) Existing homes sales decreased during the quarter as low inventory levels impede growth despite strong demand New home sales have also slowed, but are typically more volatile and represent a significantly smaller market segment versus existing home sales Industry origination forecasts project growth beyond 2018, driven by overall economic growth(3) Mortgage delinquencies increased modestly from the prior quarter, but remain historically low and below year-ago levels(4) Credit performance remains strong, with spreads near post-crisis tight levels 4.44% +7% Home Sales(5) (in millions) Current Market Environment (1) Freddie Mac Primary Mortgage Market Survey. 4.54% as of 7/26/18 (2) National Association of Realtors and the Census Bureau (3) Average of June Housing Forecasts from Fannie Mae, Freddie Mac, and Mortgage Bankers Association (4) Black Knight Financial Services – total U.S. loan delinquency rate 30 day+ delinquent but not in foreclosure was 3.74% as of 6/30/18, compared to 3.73% as of 3/31/18 and 3.80% at 6/30/17 (5) Actual results from National Association of Realtors and the Census Bureau – seasonally adjusted. Forecast from the Mortgage Bankers Association (forecast as of 7/6/18) 3.0% 3.5% 4.0% 4.5% 5.0% Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 6.0 6.2 6.2 6.4 6.6 0 2 4 6 8 2016 2017 2018E 2019E 2020E Existing Home Sales New Home Sales

Outlook for PennyMac Financial

Origination market transition presents challenges and opportunities

- Heightened competition expected for the foreseeable future as originators adjust their operations and strategies to the current market environment
- More opportunities to acquire bulk MSR portfolios – PennyMac Financial is well positioned with capital and operational advantages

Pursuing growth in previously untapped or under-developed market segments

- Non-Delegated Correspondent – opportunity that represents approximately 28% of the correspondent market
- Broker Direct Lending – launched in 1Q18, leveraging our loan manufacturing platform and proven market leadership in correspondent to become a leading participant in the broker channel
- Consumer Direct Lending – opportunity to capture growth in purchase-money and non-portfolio originations with refined sales and lead generation strategies
- Jumbo – reintroduced in the correspondent and consumer direct channels in 1Q18 and broker direct planned for 3Q18

Technology investments facilitate new business opportunities and economies of scale

- Introduced mac our consumer direct Mortgage Access Center, a comprehensive and easy-to-use portal
- Multi-year plan for servicing system enhancements is over halfway to completion

Expense management remains a focus while investing in growth initiatives

- In loan production, we have built a leading low-cost correspondent aggregator; growth initiatives in broker and consumer direct channels are designed to absorb excess capacity
- In loan servicing, we are capturing greater economies of scale, temporarily offset by resources required for bulk MSR acquisitions and increased modification volumes

PennyMac®
Financial Services, Inc.
6

Correspondent Production(1) Market Share Market Share Consumer Direct Production(1) Loan Servicing(1) Market Share Investment Management AUM (billions) 7 Trends in PennyMac Financial’s Businesses (1) Source: Inside Mortgage Finance and company estimates. Inside Mortgage Finance estimates total 2Q18 origination market of $445 billion. Correspondent production share estimate is based on PFSI and PMT acquisition volume of $15.0 billion divided by $147 billion for the correspondent market (estimated to be 33% of total origination market). Consumer direct production share is based on PFSI originations of $0.9 billion divided by $249 billion for the retail market (estimated to be 56% of total origination market). Loan servicing market share is based on PFSI’s servicing UPB of $263.5 billion divided by an estimated $10.7 trillion in mortgage debt outstanding as of June 30, 2018. 0.49% 0.50% 0.60% 0.37% 0.00% 0.20% 0.40% 0.60% 0.80% 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18E 9.07% 10.95% 10.44% 10.15% 0% 2% 4% 6% 8% 10% 12% 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18E 1.70% 2.19% 2.39% 2.46% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18E $1.56 $1.60 $1.54 $1.55 $0.0 $0.5 $1.0 $1.5 $2.0 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18E

8 (UPB in billions) (1) For government-insured and guaranteed loans and jumbo loans, PFSI earns income from holding and selling or securitizing the loans (2) For conventional loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans (3) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding (4) Includes net gains on mortgage loans held for sale, loan origination fees and net interest income for government-insured correspondent loans; lock volume adjusted for expected fallout, which was 4% in 2Q18 for government-insured correspondent locks (5) Based on funding volumes of loans subject to fulfillment fee. The weighted average fulfillment fee rate reflects discretionary reductions to facilitate the successful completion of certain loan transactions Correspondent Volume and Mix Correspondent acquisitions by PMT in 2Q18 totaled $15.0 billion, up 15% Q/Q and down 8% Y/Y 64% government loans; 36% conventional loans 8% Q/Q increase in government acquisitions; down 8% Y/Y 28% Q/Q increase in conventional conforming acquisitions; down 9% Y/Y Correspondent lock volume of $16.2 billion, up 20% Q/Q and down 11% Y/Y; government locks totaled $10.1 billion, up 10% Q/Q and down 10% Y/Y Growth in acquisition volumes driven by a seasonally stronger purchase market Purchase-money loans comprised 85% of total 2Q18 acquisition volume, up from 77% in 1Q18 July correspondent acquisitions totaled $5.7 billion; locks totaled $6.6 billion The non-delegated market represents a significant growth opportunity, comprising approximately 28% of the total correspondent market Advances in our operational capabilities and workflows allow expansion of non-delegated seller relationships and growth in acquisition volume Production Segment Highlights – Correspondent Channel  Government loans(1)  Total Locks(3)  Conventional loans for PMT(2) $10.4 $8.8 $9.5 $5.9 $4.2 $5.4 $18.2 $13.6 $16.2 $0 $4 $8 $12 $16 $20 2Q17 1Q18 2Q18 1Q18 2Q18 Revenue per fallout-adjusted government lock (bps) (4) 45 44 Weighted average fulfillment fee (bps) (5) 28 27 1Q18 2Q18 Correspondent seller relationships 615 631 Purchase-money loans, as a % of total acquisitions 77% 85% Selected Operational Metrics Key Financial Metrics

Production Segment Highlights – Consumer Direct Channel

- Consumer direct production volume of $911 million in 2Q18, down 28% Q/Q and 28% Y/Y
- Growing purchase-money and non-portfolio volume
  - Purchase volume reached $204 million; up 83% Y/Y
  - Non-portfolio fundings accounted for 17% of 2Q18 consumer direct production; up from 8% in 2Q17
- Lower origination volumes reflect the transition from predominately streamline refinance loans to more operationally intensive full-doc and purchase-money loans
- July consumer direct originations totaled $393 million; locks totaled $589 million
  - $831 million committed pipeline at July 31, 2018[1]
- Introduced mac our Mortgage Access Center portal in 2Q18, which represents a significant milestone for the consumer direct channel
  - Provides key functionality necessary to drive further non-portfolio lead generation and market share growth
  - Capabilities currently include pre-qualification, online application, document upload and loan status

Consumer Direct Production Volume

(UPB in billions)



$1.5
$1.0
$0.5
$0.0
$1.3
$1.3
$0.9
$0.8
$0.6
$0.8
2Q17
1Q18
2Q18
Portfolio-sourced fundings
Non-portfolio fundings
Committed pipeline(1)

Consumer Direct Margin	1Q18	2Q18
Revenue per fallout-adjusted consumer direct lock (bps)[2]	326	337

[1] Commitments to originate mortgage loans at specified terms at period end

[2] Includes net gains on mortgage loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 33% in 2Q18 for consumer direct locks

PennyMac Financial Services, Inc.

9

(1) Commitments to originate mortgage loans at specified terms at period end (2) Includes net gains on mortgage loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 31% in 2Q18 for broker direct locks (3) As of March 31, 2018 and June 30, 2018 10 Broker direct production volume of $61.8 million in 2Q18, up from $6.9 million in 1Q18 July broker direct originations totaled $25 million; locks totaled $52 million $51 million committed pipeline at July 31, 2018(1) Pace of channel development accelerating, driven by POWER portal enhancements and additions of account executives POWER portal enhancements delivering increased automation and advancing broker service levels to drive platform adoption and future growth Prime Jumbo product expected to be introduced in 3Q18 As a result of the initiatives, we anticipate further increases in monthly lock volume Production Segment Highlights – Broker Direct Channel Broker Direct Fundings (UPB in millions) $3.5 $31.9 $3.3 $29.9 $6.9 $61.8 $0 $10 $20 $30 $40 $50 $60 $70 1Q18 2Q18 Conventional loans Government loans 1Q18 2Q18 Revenue per fallout-adjusted broker direct lock (bps) (2) 30 47 Commited pipeline ($ in millions) (3) $30 $38 Approved brokers (3) 178 268 Broker Direct Metrics

(UPB in billions) Servicing portfolio totaled $263.5 billion in UPB at the end of the second quarter, up 3% from 1Q18 and 15% from 2Q17 Prepayment speeds increased modestly Q/Q, due to seasonally higher prepayment activity Remained significantly lower than 14.4% in 2Q17 After quarter end, we completed or agreed to acquire $13.9 billion in UPB of bulk MSR acquisitions(1) Bulk MSR acquisition opportunities in the market have increased and are expected to remain elevated Loan Servicing Portfolio Composition Net Portfolio Growth (UPB in billions) (1) 11 (1)These transactions are subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transactions or that the transactions will be completed at all. (2) Represents PMT’s MSRs (3) Early buyouts of delinquent loans from Ginnie Mae pools during the period (4) Percent of serviced and subserviced loans that have registered on PennyMacUSA.com (5) Also includes loans servicing released in connection with recent asset sales by PMT and the Investment Funds (6) Includes consumer direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT Additions from loan production(6) $15.9 (5) Servicing Segment Highlights  Prime owned  Prime subserviced  Special $255.3 $263.5 ($7.7) At 3/31/18 Runoff At 6/30/18 $229.0 $255.3 $263.5 $0 $50 $100 $150 $200 $250 $300 2Q17 1Q18 2Q18 1Q18 2Q18 Loans serviced (in thousands) 1,279 1,328 60+ day delinquency rate 2.9% 2.6% Actual CPR - owned portfolio 11.8% 12.2% Actual CPR - sub-serviced (2) 8.2% 8.9% UPB of completed modifications ($ in millions) $542 $1,038 EBO transactions ($ in millions) (3) $631 $797 Electronic payments (% of portfolio) 86% 88% Customers registered for the website (4) 84% 86% Selected Operational Metrics

12 ($ in billions) Net assets under management were $1.5 billion, essentially unchanged from March 31, 2018 Continued progress in liquidating PMT’s distressed portfolio, with the outstanding UPB decreasing 61% Y/Y Began deliveries to Fannie Mae under a new CRT REMIC structure, which offers significant structural enhancements REMIC structure is more tax favorable Aligns more closely with Fannie Mae’s CAS structure Expected to result in broader financing options Allows a greater percentage of PMT’s production to be eligible for investment in CRT Two private Investment Funds that we managed have sold or liquidated all of their remaining assets Investment Management AUM Investment Management Segment Highlights $1.45 $1.54 $1.55 $1.60 $1.54 $1.55 $0.00 $0.60 $1.20 $1.80 2Q17 1Q18 2Q18 PMT Investment Funds

Hedging Approach Continues to Moderate the Volatility of PFSI's Results



MSR Valuation Changes and Offsets
($ in millions)
MSR fair value change before recognition of realization of cash flows
Change in fair value of hedges and ESS liability
Production pretax income
($36.9)
$5.1
$66.7
$127.8
($110.5)
$17.2
$42.3
($25.3)
$19.0
2Q17
1Q18
2Q18

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income
- In 2Q18, MSR fair value increased primarily due to increasing mortgage rates, resulting in expectations for lower prepayment activity in the future
- Partially offset by associated hedging costs, and a rate-driven increase in the fair value of the ESS liability

PennyMac Financial Services, Inc.

13

Servicing Profitability Excluding Valuation-Related Changes

	2Q17			1Q18			2Q18		
		$ in millions	basis points[1]		$ in millions	basis points[1]		$ in millions	basis points[1]
Operating revenue	$	143.3	26.5	$	174.5	27.8	$	180.8	27.7
Amortization and realization of MSR cash flows		(55.5)	(10.3)		(61.2)	(9.7)		(65.2)	(10.0)
EBO-related revenue[2]		32.5	6.0		48.2	7.7		45.1	6.9
Servicing expenses:									
Operating expenses		(58.8)	(10.9)		(76.6)	(12.2)		(74.4)	(11.4)
Credit losses and provisions for defaulted loans		(20.4)	(3.8)		(14.3)	(2.3)		(15.0)	(2.3)
EBO transaction-related expense		(6.2)	(1.2)		(7.6)	(1.2)		(11.4)	(1.7)
Financing expenses:									
Interest on ESS		(4.4)	(0.8)		(3.9)	(0.6)		(3.9)	(0.6)
Interest to third parties		(15.2)	(2.8)		(22.8)	(3.6)		(20.3)	(3.1)
Pretax income excluding valuation-related changes	**$**	**15.3**	**2.8**	**$**	**36.3**	**5.8**	**$**	**35.8**	**5.5**
Valuation-related changes[3]									
MSR fair value[4]		(36.9)			127.8			42.3	
ESS liability fair value		7.2			(6.9)			(1.0)	
Hedging derivatives losses		(2.0)			(103.6)			(24.3)	
Provision for credit losses on active loans[5]	$	5.3		$	1.3			1.8	
Servicing segment pretax income (loss)	**$**	**(11.2)**		**$**	**54.9**		**$**	**54.6**	

- Pretax income excluding valuation-related changes decreased modestly from 1Q18 and increased significantly from 2Q17
- Increase in operating revenue driven by portfolio growth and higher interest income from custodial deposits, partially offset by increased realization of MSR cash flows
- Revenue related to early buyout (EBO) loans slightly decreased from elevated levels in 1Q18; EBO transaction-related expenses increased due to higher buyout volume

PennyMac Financial Services, Inc.

(1) Of average portfolio UPB, annualized
(2) Comprised of net gains on mortgage loans held for sale at fair value and net interest income related to EBO loans
(3) Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of MSR cash flows above
(4) Includes fair value changes and provision for impairment
(5) Considered in the assessment of MSR fair value changes

14

Appendix

Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems Operating platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well positioned for continued growth in this market and regulatory environment Loan Production Loan Servicing Investment Management Servicing for owned MSRs and subservicing for Advised Entities Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry-leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity External manager of PennyMac Mortgage Investment Trust (NYSE: PMT), which is focused on investing in mortgage-related assets: GSE credit risk transfers MSRs and ESS Investments in prime non-Agency MBS and ABS Distressed whole loans Synergistic partnership with PMT Correspondent aggregation of newly originated loans from third-party sellers PFSI earns gains on delegated government-insured and non-delegated loans Fulfillment fees for PMT’s delegated conventional loans Consumer direct origination of conventional and government-insured loans Broker direct origination launched in 2018 16 Overview of PennyMac Financial’s Businesses

17 Industry-leading platform built organically – not through acquisitions Disciplined, sustainable growth for more than 10 years Focused on building and testing processes and systems before large transaction volumes Distinctive expertise and full range of capabilities across mortgage banking and investment management Loan production, e.g., loan fulfillment systems and operations, correspondent counterparty review and management Credit, e.g., loan program development, underwriting and quality control Capital markets, e.g., pooling and securitization, hedging/interest rate risk management Servicing, e.g., customer service, default management, investor accounting Corporate functions, e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal, IT infrastructure and development Over 3,000 employees Highly experienced management team – 120 senior-most executives have, on average, 25 years of relevant industry experience Strong governance and compliance culture Led by distinguished board which includes eight independent Directors Robust management governance structure with 10 committees that oversee key risks and controls External oversight by regulators, business partners and other third parties Desired structure in place to compete effectively as a non-bank Synergistic partnership with PMT, a leading residential mortgage REIT and long-term investment vehicle Provides access to efficient capital and reduces balance sheet constraints on growth PennyMac Financial is in a Unique Position Among Mortgage Specialists

18 Why Are MSR Sales Occurring? How Do MSRs Come to Market? Large servicers may sell MSRs due to continuing operational pressures, higher regulatory capital requirements for banks (treatment under Basel III) and a re-focus on core customers/businesses Independent mortgage banks sell MSRs from time to time due to a need for capital Intermittent large bulk portfolio sales ($10+ billion in UPB) Require considerable coordination with selling institutions and Agencies Mini-bulk sales (typically $500 million to $5 billion in UPB) Flow/co-issue MSR transactions (monthly commitments, typically $20-$100 million in UPB) Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? GSE and Ginnie Mae servicing in which PFSI has distinctive expertise MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) Measurable representation and warranty liability for PFSI PFSI is uniquely positioned to be a successful acquirer of MSRs Proven track record of complex MSR and distressed loan transfers Operational platform that addresses the demands of the Agencies, regulators and financing partners Physical capacity in place to sustain servicing portfolio growth plans Potential co-investment opportunity for PMT in the ESS Opportunity in MSR Acquisitions

PFSI’s Mortgage Servicing Rights Investments in Partnership with PMT

- PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to certain Ginnie Mae MSRs
- PMT acquires the right to receive the ESS cash flows over the life of the underlying loans
- PFSI owns the MSRs and services the loans


Acquired by PFSI from Third-Party Seller(1)
MSR Asset (e.g., 25bp servicing fee)
Acquired by PMT from PFSI(1)
Excess Servicing Spread (e.g., 12.5bp)
Base MSR (e.g., 12.5bp)

Example transaction: actual transaction details may vary materially

<u>Excess Servicing Spread</u>[2]

- Interest income from a portion of the contractual servicing fee
  - Realized yield dependent on prepayment speeds and recapture

<u>Base MSR</u>

- Income from a portion of the contractual servicing fee
- Also entitled to ancillary income
- Bears expenses of performing loan servicing activities
- Required to advance certain payments largely for delinquent loans

PennyMac Financial Services, Inc.

(1) The contractual servicer and MSR owner is PennyMac Loan Services, LLC, an indirect controlled subsidiary of PennyMac Financial Services, Inc
(2) Subject and subordinate to Agency rights (under the related servicer or issuer guide) and, as applicable, to PFSI’s pledge of MSRs under a note payable; does not change the contractual servicing fee paid by the Agency to the servicer

19

20 MSR Asset Valuation Note: Figures may not sum exactly due to rounding UPB $153,661 $24,603 $178,264 Weighted average coupon 3.84% 4.17% 3.89% Prepayment speed assumption (CPR) 8.6% 9.5% 8.7% Weighted average servicing fee rate 0.31% 0.34% 0.32% Fair value of MSR $2,149.4 $336.8 $2,486.2 As a multiple of servicing fee 4.45 4.01 4.39 Related excess servicing spread liability - $229.5 - June 30, 2018 Unaudited ($ in millions) Total Fair value subject to excess servicing spread liability Fair value not subject to excess servicing spread

21 Note: Figures may not sum exactly due to rounding Acquisitions and Originations by Product Unaudited ($ in millions) Correspondent Acquisitions Conventional 5,918 $ 6,530 $ 5,891 $ 4,226 $ 5,396 $ Government 10,392 10,873 9,505 8,830 9,546 Jumbo - - - - 8 Total 16,310 $ 17,403 $ 15,396 $ 13,056 $ 14,951 $ Consumer Direct Originations Conventional 414 $ 513 $ 646 $ 708 $ 634 $ Government 855 1,008 996 559 277 Jumbo - - - - - Total 1,268 $ 1,522 $ 1,642 $ 1,266 $ 911 $ Broker Direct Originations Conventional - $ - $ - $ 4 $ 32 $ Government - - - 3 30 Jumbo - - - - - Total - $ - $ - $ 7 $ 62 $ Total acquisitions/originations 17,579 $ 18,925 $ 17,038 $ 14,329 $ 15,924 $ UPB of loans fulfilled for PMT 5,891 $ 5,405 $ 4,226 $ 5,918 $ 6,530 $ 1Q18 2Q17 3Q17 4Q17 2Q18

22 Note: Figures may not sum exactly due to rounding Interest Rate Locks by Product Unaudited ($ in millions) Correspondent Locks Conventional 7,022 $ 6,356 $ 6,293 $ 4,392 $ 6,091 $ Government 11,209 10,999 9,571 9,162 10,082 Jumbo - - - 13 59 Total 18,231 $ 17,356 $ 15,864 $ 13,567 $ 16,232 $ Consumer Direct Locks Conventional 805 $ 845 $ 947 $ 1,080 $ 1,018 $ Government 1,476 1,387 1,261 573 625 Jumbo - - - 8 29 Total 2,280 $ 2,232 $ 2,209 $ 1,661 $ 1,672 $ Broker Direct Locks Conventional - $ - $ - $ 15 $ 50 $ Government - - - 20 51 Jumbo - - - - - Total - $ - $ - $ 35 $ 101 $ Total locks 20,511 $ 19,588 $ 18,073 $ 15,263 $ 18,005 $ 1Q18 2Q17 3Q17 4Q17 2Q18

23 Correspondent Consumer Direct Credit Characteristics by Acquisition / Origination Period 2Q17 3Q17 4Q17 1Q18 2Q18 Government-insured 694 693 693 697 697 Conventional 753 749 745 744 748 Weighted Average FICO 2Q17 3Q17 4Q17 1Q18 2Q18 Government-insured 690 692 695 697 709 Conventional 740 741 738 738 736 Weighted Average FICO